UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2017

Daktronics, Inc.
(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification Number)

201 Daktronics Drive
Brookings, SD  57006
(Address of principal executive office) (zip code)

(605) 692-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 3 - Securities and Trading Markets
Item 3.02. Unregistered Sales of Equity Securities
Our employees are eligible to participate in the Daktronics, Inc. 401(k) Plan (the 401(k) Plan). One of the investment choices in the 401(k) Plan is the Daktronics Stock Fund, which gives participants the opportunity to invest amounts deposited in their plan accounts in units principally comprised of shares of Daktronics common stock. The shares of Daktronics common stock held in the Daktronics Stock Fund are purchased in open market transactions by the plan trustee. During the second quarter of fiscal 2018, we determined that the number of shares of Daktronics common stock sold through the 401(k) Plan had exceeded the number of shares registered under our registration statement covering sales of shares under the 401(k) Plan. Under applicable federal securities laws, plan participants who purchased units that included unregistered shares of Daktronics common stock may have a right to rescind their purchases and require us to repurchase their units for an amount equal to the price paid for the units (or, if the units have been sold, to receive damages for any loss that was incurred on the sale), less any dividends paid on the shares of common stock included in such units, plus interest. Generally, the federal statute of limitations applicable to securities rescission rights is one year from the date of acquisition of the security, but in no event later than three years after the security was bona fide offered to the public.
On December 1, 2017, we will file a registration statement on Form S-8 to register 6,000,000 shares of common stock and related interests in the 401(k) Plan for offer to plan participants. Based on the latest information available to us, we estimate that approximately 238,946 unregistered shares were included in units sold through the 401(k) Plan during the 12 months ended November 30, 2017.
Although our failure to register the shares of common stock under the 401(k) Plan was inadvertent, we expect to make a voluntary rescission offer to eligible plan participants during the third quarter of fiscal 2018. Based on the current market price of Daktronics common stock, we do not expect that the exercise of any applicable rescission rights will have a material impact on our results of operations, financial condition or liquidity.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
Date: December 1, 2017

EXHIBIT INDEX

Exhibit No.	Description
4.1
Form of Stock Certificate evidencing common stock, without par value, of the Company (incorporated by reference to Exhibit 4.1 to the Company’s Amendment No. 1 to Registration Statement on Form S-1 filed on January 12, 1994, Commission File No. 33-72466).

4.2	Rights Agreement by and between the Company and Wells Fargo Bank, N. A. dated as of August 28, 2008 (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-A filed on August 29, 2008).
4.3
Third Amendment to the Daktronics, Inc. 401(k) Plan dated as of December 1, 2016 (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-8 filed on December 1, 2017).

4.4	Second Amendment to the Daktronics, Inc. 401(k) Plan dated as of June 12, 2015 (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 filed on December 1, 2017).
4.5
First Amendment to the Daktronics, Inc. 401(k) Plan dated as of October 1, 2014 (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed on December 1, 2017).

4.6	Daktronics, Inc. 401(k) Plan as restated and amended as of May 1, 2012 (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-8 filed on December 1, 2017).